Note 15 - Other Comprehensive Income (loss) (Details) - The components of accumulated other comprehensive income (loss) In Thousands, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 JPY (¥)	Mar. 31, 2012 JPY (¥)
The components of accumulated other comprehensive income (loss) [Abstract]
Foreign currency translation adjustments	$ (469)	¥ (44,129)	¥ (134,163)
Unrealized holding gain on securities	5,259	495,217	238,696
Defined benefit pension plans	(1,989)	(187,318)	(128,066)
Total	$ 2,801	¥ 263,770	¥ (23,533)